UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	February 12, 2008

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)
Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100
(Registrant's telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) & (c)   DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On February 13, 2008, The Procter & Gamble Company (the “Company”) announced that James J. Johnson, Chief Legal Officer and Secretary, will retire effective June 1, 2008. The Company also announced that Steven W. Jemison (56), currently Deputy General Counsel, has been elected to succeed Mr. Johnson as Chief Legal Officer and Secretary effective March 1, 2008.

During the past five years, Mr. Jemison held the following positions at the Company:  Deputy General Counsel (July 2006 - present), Secretary & Associate General Counsel (July 2005- June 2006), and General Counsel – Central & Eastern Europe, Middle East and Africa (February 2003- June 2005).

The Company is filing this 8-K pursuant to Item 5.02(b) and (c), "Departure of Certain Officers; Appointment of Certain Officers."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        THE PROCTER & GAMBLE COMPANY

                                                        BY:         \s\   E. J. Wunsch
                                                         E. J. Wunsch
                                                         Assistant Secretary
                                                         February 14, 2008

EXHIBIT(S)

99.    News Release by The Procter & Gamble Company dated February 13, 2008.